Exhibits 99.1

AMIH’s ZipDoctor Executes Telemedicine Services Agreement

with Texas-Based Specialty Pharmacy

Pharmacy to Pay for Access to ZipDoctor’s 24/7 Medical Services on its Telemedicine

Platform

Dallas, Texas — August 26, 2021 – American International Holdings Corp. (OTCQB: AMIH), a diversified holding company that develops, acquires and operates technology-based health and wellness companies, today announced its wholly-owned subsidiary, ZipDoctor, Inc., has executed a telemedicine services agreement with Murphy RX (“Murphy”), a Texas-based specialty pharmacy that provides its customers with prescriptions, specialty compounding, vaccinations, diabetes care, medical equipment, various OTC remedies, as well as a full range of cosmetic products, vitamins and more.

Under the terms of the Agreement, ZipDoctor will develop and provide Murphy with access to a centralized technology platform to collect and manage patient demographics, insurance information, and collect acute health information for the purpose of being reviewed for treatment by ZipDoctor’s network of providers.

Murphy will offer its customers/patients access to ZipDoctor’s suite of telemedicine services currently available through its website at www.ZipDoctor.co with all telemedicine services being provided by ZipDoctor and its network of providers. Murphy will pay ZipDoctor a monthly fee on a per-patient basis for the use of the technology platform and for access to its currently available primary care telemedicine services.

As AMIH Chief Executive Officer, Jacob Cohen, discussed in his May 11, 2021, Letter to Shareholders, the Company’s ongoing build-out of Epiq MD, a low-cost telehealth platform, was based on data gathered from ZipDoctor’s beta and test-marketing phases, which occured last year. Accordingly, and as previously stated in that Letter to Shareholders, ZipDoctor has now officially pivoted to a niche business-to-business (B2B) model, which it expects to grow through strategic partnerships with pharmacies and similar companies.

“This is a groundbreaking win all around,” Mr. Cohen said. “Murphy better serves its customers by paying to provide them access to our robust, 24/7 proprietary telemedicine platform for a valuable medical benefit that increases efficiency by ensuring their prescriptions status is reviewed by medical professionals – which we believe boosts those customers’ loyalty. We are already planning to replicate and scale this model with other specialty and compounding pharmacies nationwide,” he added.”

“For months, we’ve been searching for the right telemedicine company that we felt could assist us in both developing a technology platform, and providing a network of primary care physicians that would enable us to better service our current and future customers,” commented Austin Howard, Manager and Co-Founder of Murphy RX, who continued, “ZipDoctor has the technology, and the culture of excellent service, that we sought. We are delighted to be working with ZipDoctor as we start to onboard these customers.”

About ZipDoctor

A wholly-owned subsidiary of AMIH, ZipDoctor is a telemedicine company that provides simple, subscription-based low-priced, high-quality primary medical visits to include prescription writing if needed, through its proprietary digital platform. Its business model is focused on B2B service agreements with pharmacies and similar companies in healthcare related industries. For more information, visit ZipDoctor at www.ZipDoctor.co.

About American International Holdings Corp.

American International Holdings Corp. (OTCQB: AMIH) is an investor, developer and asset manager of diversified, synergistic health and wellness businesses. Today, the AMIH portfolio encompasses telemedicine and other virtual health platforms, affordable subscriber-based primary care and concierge medicine plans, preventative care solutions and wellness related assets such as mental & behavioral health services, as well as its own proprietary life coaching platform. AMIH markets its various services through direct-to-consumer and business-to-business distribution channels. AMIH’s focus is on bringing to market technologies and solutions that advance the quality of life for the global community. For more information, visit https://american-international-holdings-corp.webflow.io/.

FORWARD-LOOKING STATEMENTS: This press release may contain forward-looking statements, including information about management’s view of the Company’s future expectations, plans and prospects, including within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, operations, expansion, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the Company, our limited operating history; our need for additional funding to support our operations, repay debt and expand our operations; the effects of COVID-19 on our operations and prospects; impairments we may be required to assess in connection with our assets and goodwill; risks associated with our recent launch of a telehealth platform, including liability in connection therewith, funding needed to support such operations and other risks associated with the operations of the telehealth platform; disruptions to our operations or liabilities associated with future acquisitions; our ability to continue as a going concern; our dependence on our sole officer and director, Jacob D. Cohen, including the lack of independent directors, and related party transactions affecting the company; competition we face; our ability to maintain our varied operations, and service our indebtedness; material weaknesses in our controls and procedures; our ability to obtain and maintain adequate insurance; legal challenges and litigation; liability associated with our contracting operations; the terms of Mr. Cohen’s employment agreement; dilution caused by the conversion of outstanding notes, exercise of outstanding warrants, and future fund-raising activities; price of, volatility in, and lack of robust trading market for, our common stock; the fact that Mr. Cohen has voting control over the company; and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. These risk factors and others are included from time to time in filings made by the Company with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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